UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2006

Watchit Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-27412	94-3173918
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

3485 W. Harmon Avenue Las Vegas, Nevada		89103
(Address of principal executive offices)		(Zip Code)

(702) 740-1700
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                              Entry into a Material Definitive Agreement.

On September 1, 2006, Watchit Media USA, Inc., a wholly owned subsidiary of Watchit Media, Inc. (the “Company”), entered into television programming licensing Agreement (collectively, the “Agreement”) with Oceanic Time Warner Cable.  Under the Agreement, Watchit USA will produce and present Las Vegas lifestyle television programming for Oceanic Time Warner Cable’s interactive digital cable television channel “777”.  Watchit USA will receive revenue from the sale of advertising time on its television programming and on the “777” interactive digital template.  The Agreement is for one year and is renewable.  A copy of the Agreement is attached hereto as Exhibit 10.1.  A copy of the press release announcing the entering into of the Agreement is attached hereto as Exhibit 99.1.

Item 2.02.                              Results of Operations and Financial Condition.

On November 8, 2006 the Company’s CEO, James Lavelle, conducted a ‘listen only’ teleconference to provide an update on the Company’s business, operating and financial activities / results.  The dial-in information for the teleconference was publicly distributed via a press release.  The transcript of the teleconference is attached hereto as Exhibit 99.2.

Item 5.02                               Departure and Replacement of Principal Officer

On October 23, 2006, John C. Dong Executive Vice President and Chief Financial Office left the Company.  John Kasper (age 41) replaced Mr. Dong, joining the Company as interim Corporate Controller effective on October 23, 2006.  For the past 11 years prior to joining the Company, Mr. Kasper, a Certified Public Accountant, was the owner of Southeastern Consulting Services a Las Vegas based firm providing accounting and operating support services to companies in the real estate development market.   Prior to that Mr. Kasper was employed by Duggan, Joiner, a regional CPA firm in the Southeastern United States and before that he was employed by Florida based CPA firm Keefe, Mccullough.  In the event the Company hires Mr. Kasper on a full time basis the company may be required to pay a fee to Accountants Inc, LLC of up to 25% of Mr. Kasper’s annual base salary, depending on the timing of such decision.  The Company pays Accountants Inc., LLC $85 per hour for Mr. Kasper’s services.

Item 8.01                               Other Events.

On October 30, 2006 the company completed the relocation of its corporate headquarters from San Francisco, California to Las Vegas, Nevada.  All company employees now work at the Las Vegas office.

Item 9.01                               Financial Statements and Exhibits.

 (c) Exhibits

Exhibit Number	Description
10.1	Television program licensing Agreement dated September 1, 2006 by and between Watchit Media, Inc. and Oceanic Time Warner, Inc.

99.1	Watchit Media, Inc. press release dated October 3, 2006 announcing the Agreement with Oceanic Time Warner Cable

99.2	Watchit Media, Inc. press release and transcript of CEO James Lavelle’s teleconference dated November 8, 2006

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATCHIT MEDIA, INC.

	By:	/s/ James Lavelle
James Lavelle
Chief Executive Officer

Dated: December 1, 2006

Exhibit Index

Exhibit Number	Description

10.1	Television program licensing Agreement dated September 1, 2006 by and between Watchit Media, Inc. and Oceanic Time Warner, Inc.

99.1	Watchit Media, Inc. press release dated October 3, 2006 announcing the its Agreement with Oceanic Time Warner Cable

99.2	Watchit Media, Inc. press release and transcript of CEO James Lavelle’s teleconference dated November 8, 2006